SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
February 23, 2004
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.
SIGNATURE
Ex-99.1 Trading Plan between Oddleifson & Merrill

ITEM 5. OTHER EVENTS.

Attached as an exhibit hereto is a copy of a trading plan between Christopher Oddleifson, President and Chief Executive Officer of Independent Bank Corp. (“Purchaser”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Broker’), adopted in accordance with the provisions of Rule 10b5-1 of the Securities Exchange Act of 1934, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE:	February 23, 2004	BY: /s/ Denis K. Sheahan

DENIS K. SHEAHAN CHIEF FINANCIAL OFFICER AND TREASURER